Exhibit 10.17

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement, dated as of August 27, 2020 (this “Amendment”), is entered into by and among GPM Investments, LLC, a Delaware limited liability company (the “Borrower”), the Lenders signatory hereto, the Guarantors signatory hereto, and Ares Capital Corporation, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such capitalized terms in the Credit Agreement referred to below.

RECITALS:

WHEREAS, inter alia, the Borrower, the Administrative Agent, the Guarantors and the Lenders entered into that certain Credit Agreement, dated as of February 28, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”);

NOW, THEREFORE, in consideration of the premises and agreements and provisions herein contained, the parties hereto agree as follows:

1.	Certain Amendments to the Credit Agreement. As of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

The definition of “Delayed Draw Term Loan A Commitment Expiration Date” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Delayed Draw Term Loan A Commitment Expiration Date” shall mean the earliest to occur of (a) the date on which the entire amount of the Aggregate Delayed Draw Term Loan A Commitment has been drawn, (b) the date on which the aggregate Delayed Draw Term Loan A Commitment has been terminated or reduced to zero in accordance with the terms of this Agreement and (c) October 10, 2020.

2.	Effectiveness. This Amendment will become effective on the date first written above (the “Effective Date”).

3.	Representations and Warranties. In order to induce the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants as of the date hereof as follows:

(a) the execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated herein, (i) are within the Borrower’s corporate or other organizational powers, (ii) have been duly authorized by all necessary corporate or other organizational action, and (iii) do not contravene (A) Borrower’s constituent documents or (B) any applicable law or governmental order or any contractual restriction binding on or affecting the Borrower;

(b) the legal representative of the Borrower has the requisite authority to execute this Amendment, which authority has not been revoked, modified or limited in any manner whatsoever;

(c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the consummation, due execution, delivery or performance by the Borrower of this Amendment, except for (i) authorizations, approvals, notices or filings that have already been obtained and remain in effect as of the date hereof and (ii) notices (and copies of this Amendment) to be provided to PNC Bank, National Association and M&T Bank following execution hereof; and

(d) this Amendment has been duly executed and delivered by the Borrower.

4.

Acknowledgment and Reaffirmation; Reference to and Effect on Credit Documents. On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to Credit Agreement as amended by this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified, confirmed, affirmed and reaffirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

The parties hereto acknowledge and agree that: (i) this Amendment and any other Credit Documents or other documents or instruments executed and delivered in connection herewith do not constitute a novation, or termination of the obligations as in effect immediately prior to the date hereof; and (ii) such obligations are in all respects continuing with only the terms thereof being modified to the extent expressly provided in this Amendment. Without limiting the generality of the foregoing, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Secured Parties under, the Credit Agreement or any of the other Credit Documents.

The Borrower hereby (A) confirms its indebtedness, liabilities and other obligations under the Credit Agreement and the other Credit Documents constitute Secured Obligations under and as defined in the Security Pledge Agreement, and (B) acknowledges, confirms and reaffirms that each of the Credit Agreement and each other Credit Document to which it is a party or otherwise bound shall continue in full force and effect as modified by this Amendment, and that all of its indebtedness, liabilities and obligations thereunder are valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment, and all such indebtedness, liabilities and obligations are hereby confirmed, reaffirmed and ratified in all respects.

This Amendment shall be deemed to be a Credit Document, as such term is defined in the Credit Agreement.

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5.

Entire Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof and thereof.

6.

GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.

Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

8.

Counterparts. This Amendment may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by e-signature, facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment or any Credit Document shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

9.

Costs and Expenses; Indemnity. The Borrower acknowledges and agrees that the provisions of Section 13.05 of the Credit Agreement shall apply to this Amendment and to the transactions contemplated hereby, mutatis mutandis, as if fully set forth herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

BORROWER:	GPM INVESTMENTS, LLC,
a Delaware limited liability company

	By:	/s/ Arie Kotler
	Name:	Arie Kotler
	Title:	CEO

	By:	/s/ Don Bassell
	Name:	Don Bassell
	Title :	CFO

ADMINISTRATIVE AGENT:	ARES CAPITAL CORPORATION

By:
Name:
Title:

[Signature Page to the Third Amendment to Credit Agreement]

GUARANTORS:	Admiral Petroleum Company
Admiral Petroleum II, LLC
Admiral Real Estate I, LLC
Colonial Pantry Holdings, LLC
E Cig Licensing, LLC
Florida Convenience Stores, LLC
GPM Apple, LLC
GPM Empire, LLC
GPM Gas Mart Realty Co, LLC
GPM Midwest 18, LLC
GPM Midwest, LLC
GPM RE, LLC
GPM Southeast, LLC
GPM WOC Holdco, LLC
GPM1, LLC
GPM2, LLC
GPM3, LLC
GPM4, LLC
GPM5, LLC
GPM6, LLC
GPM8, LLC
GPM9, LLC
Marsh Village Pantries, LLC
Mountain Empire Oil Company
Mundy Realty, LLC
Next Door Group, LLC
Next Door Operations, LLC
Next Door RE Property, LLC
Pantry Property, LLC
Village Pantries Merger Sub, LLC
Village Pantry Specialty Holding, LLC
Village Pantry, LLC
Village Variety Store Operations, LLC
ViVa Pantry & Petro Operations, LLC
WOC Southeast Holding Corp.

	By:	/s/ Arie Kotler
	Name:	Arie Kotler
	Title:	CEO

	By:	/s/ Don Bassell
	Name:	Don Bassell
	Title :	CFO

[Signature Page to the Third Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:	ARES CAPITAL CORPORATION

	By:	/s/ IanFitzgerald
	Name:	Ian Fitzgerald
	Title:	authorized signatory

[Signature Page to the Third Amendment to Credit Agreement]

Ares Capital Corporation
as a Lender

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

CION Ares Diversified Credit Fund
as a Lender

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

CADEX Credit Financing, LLC
as a Lender

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P.

By: Ares Centre Street GP, Inc., as a general partner

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Ares Private Credit Solutions, L.P.

By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Ares PCS Holdings Inc.
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

[Signature Page to the Third Amendment to Credit Agreement]

Ares ND Credit Strategies Fund LLC
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Ares ND CSF Holdings LLC
By: Ares Capital Management LLC, as servicer

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Ares Credit Strategies Insurance Dedicated Fund Series Interests of SALI Multi-Series Fund, L.P.
By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Ares CSIDF Holdings, LLC
By: Ares Capital Management LLC, as servicer

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Ares Senior Direct Lending Master Fund Designated Activity Company
Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

[Signature Page to the Third Amendment to Credit Agreement]

Ares Senior Direct Lending Pareallel Fund (L), L.P.
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Ares Senior Direct Lending Pareallel Fund (U), L.P.
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Ares SDL Holdings (U) Inc.
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Ares SFERS Credit Strategies Fund LLC.
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Ares SFERS Holdings LLC
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

[Signature Page to the Third Amendment to Credit Agreement]

Ares Direct Finance I LP
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

ADF I Holdings LLC
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Federal Insurance Company
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Nationwide Life Insurance Company
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Nationwide Mutual Insurance Company
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

[Signature Page to the Third Amendment to Credit Agreement]

Great American Insurance Company
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Great American Life Insurance Company
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Bowhead IMC LP
By: Ares Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Swiss Reinsurance America Corporation
By: Ares Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

[Signature Page to the Third Amendment to Credit Agreement]

AO MIDDLE MARKET CREDIT FINANCING L.P.,
By: AO Middle Market Credit Financing GP Ltd., its general partner

By:	/s/ K. Patel
Name:	K. Patel
Title:	Director

By:	/s/ Jeremy Ehrlich
Name:	Jeremy Ehrlich
Title:	Director

[Signature Page to the Third Amendment to Credit Agreement]

AO MIDDLE MARKET CREDIT L.P., as a Lender
by its general partner, OCM Middle Market Credit G.P. Inc.

By:	/s/ K. Patel
Name:	K. Patel
Title:	Director

By:	/s/ Jeremy Ehrlich
Name:	Jeremy Ehrlich
Title:	Director

[Signature Page to the Third Amendment to Credit Agreement]

Ivy Hill Middle Market Credit Fund XIV, LTD.
By: Ivy Hill Asset Management, L.P., as portfolio manager.

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	President

Ivy Hill Middle Market Credit Fund XV, LTD.
By: Ivy Hill Asset Management, L.P., as portfolio manager.

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	President

Ivy Hill Middle Market Credit Fund XVI, LTD.
By: Ivy Hill Asset Management, L.P., as portfolio manager.

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	President

Ivy Hill Middle Market Credit Fund XVII, LTD.
By: Ivy Hill Asset Management, L.P., as portfolio manager.

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

[Signature Page to the Third Amendment to Credit Agreement]